UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2022 biote Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40128	85-1791125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 W. Walnut Hill Ln #100

Irving, Texas 75038

(Address of principal executive offices, including zip code)

(844) 604-1246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BTMD	OTC Pink
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	BTMDW	OTC Pink

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2022, biote Corp. (the “Company”) furnished a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “Commission”) to report the announcement of the Company’s financial results for the fiscal quarter ended June 30, 2022, pursuant to a press release dated August 9, 2022 (the “Original Press Release”). This Amendment No. 1 on Form 8-K/A is being furnished solely to amend Items 2.02 and 9.01 of the Original Report to furnish as an exhibit a corrective press release dated August 15, 2022 (the “Correcting Press Release”). The Correcting Press Release was issued to correct net loss from operations and net income for the three and six month periods ended June 30, 2022. The other financial results reported in the Original Press Release, revenue and Adjusted EBITDA, and the Company’s full year 2022 guidance with respect thereto, were not impacted.

The corrections are as follows (in thousands):

•	loss from operations for the three months ended June 30, 2022 was $(85,603) (previously reported as $(76,186));

•	loss from operations for the six months ended June 30, 2022 was $(75,840) (previously reported as $(66,423));

•	net income for the three months ended June 30, 2022 was $40,341 (previously reported as $49,710); and

•	net income for the six months ended June 30, 2022 was $49,691 (previously reported as $59,060).

These corrections relate to the previous omission of certain transaction-related expenses from the calculation of loss from operations and net income that were identified by management after the issuance of the original press release, while Biote was completing its internal review procedures with respect to Biote’s Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2022. More specifically, a $7.2 million charge to selling, general and administrative expense was identified related to the excess fair value of shares transferred as consideration to new investors in connection with that certain business combination consummated on May 26, 2022 with Haymaker Acquisition Corp. III, a Delaware corporation, BioTE Holdings, LLC, a Nevada limited liability company, and certain other parties (the “Business Combination”) and a $2.2 million charge to selling, general and administrative expense related to certain consulting agreements that were entered into in connection with the Business Combination.

The information in this Item 2.02 and the attached Exhibit 99.1 are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 15, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

biote Corp.

By:	/s/ Teresa S. Weber
Name:	Teresa S. Weber
Title:	Chief Executive Officer

Date: August 15, 2022